UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

Avon Products, Inc.

(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, New York 10105-0196

(Address of principal executive offices) (Zip Code)

(212) 282-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01 are the materials presented at the Consumer Analyst Group of New York (CAGNY) conference on February 24, 2011, webcast live on Avon’s investor website, www.avoninvestor.com, pursuant to advance notice previously provided in the press release issued by the Company on February 15, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Materials presented at CAGNY conference, dated February 24, 2011

(Page 2 of 3 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Kim K. W. Rucker
	Name:	Kim K.W. Rucker
	Title:	Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance
Officer

Date: February 24, 2011

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Materials presented at CAGNY conference, dated February 24, 2011